HENDERSON GLOBAL FUNDS

Henderson International Opportunities Fund
(the “Fund”)

Supplement dated January 21, 2016
to the Prospectus dated November 30, 2015 as amended December 17, 2015 and Summary Prospectus dated November 30, 2015

This Supplement provides new information and modifies certain disclosure in the Prospectus dated November 30, 2015 as amended December 17, 2015 and Summary Prospectus dated November 30, 2015.  Investors should retain this Supplement with the Prospectus for future reference.

Ian Warmerdam, Director of Global Growth Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001. Mr. Warmerdam and Ronan Kelleher, Portfolio Manager, co-manage the Global Growth sub-portfolio of the Fund. Mr. Warmerdam joined Henderson Global Investors in 2001 and has over 20 years of investment management experience. Mr. Kelleher joined Henderson Global Investors in 2011 and has over 7 years of investment industry experience.

Effective February 1, 2016, Mr. Warmerdam expects to take a sabbatical from February 1, 2016 through December 31, 2016.

During this time, Mr. Kelleher will serve as the Portfolio Manager of the Global Growth sub-portfolio of the Fund.  On January 1, 2017, Mr. Warmerdam is expected to resume his role as a Portfolio Manager of the Fund. The sub-portfolio’s investment process and objective will remain unchanged.